UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 12, 2026

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

C/O Theravance Biopharma US, LLC

901 Gateway Boulevard

South San Francisco, CA 94080

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of Theravance Biopharma, Inc. (the “Company”) was held on June 12, 2026. Shareholders holding 47,059,878 ordinary shares, representing 91.4% of the total number of shares outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business.

The matters voted on at the Annual Meeting are summarized below, and the votes cast with respect to each such matter are set forth below. These matters are described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2026.

Proposal One – Based on the following results of voting, the nominees listed below were elected directors to serve as members of the Board until the Company’s Annual General Meeting held in 2027 and until their successors are duly elected and qualified:

Nominees	For	Against	Abstain	Broker Non-Votes
Laurie Smaldone Alsup	42,725,649	124,187	53,867	4,156,175
Susannah Gray	42,231,530	618,306	53,867	4,156,175
Dean J. Mitchell	42,557,257	297,316	49,130	4,156,175
Donal O’Connor	42,535,463	319,110	49,130	4,156,175
Deepika R. Pakianathan	41,936,019	918,543	49,141	4,156,175
Rick E Winningham	42,474,538	377,274	51,891	4,156,175

Proposal Two – Based on the following results of voting, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified:

For	Against	Abstain	Broker Non-Votes
46,471,340	572,896	15,642	—

Proposal Three – Based on the following results of voting, a non-binding advisory resolution regarding the compensation of the Company’s named executive officers was approved:

For	Against	Abstain	Broker Non-Votes
42,631,324	221,196	51,183	4,156,175

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: June 12, 2026	By:	/s/ Brett Grimaud
Brett Grimaud
General Counsel